POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of May 2005.

/s/ Juanita R. Clark                        /s/ Lucius E. Burch, III
______________________________              ___________________________________
Witness                                     Lucius E. Burch, III, Trustee

Print Name: Juanita R. Clark

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.

                                            /s/ George S. Reichenbach
______________________________              ___________________________________
Witness                                     George S. Reichenbach, Trustee

Print Name: _____________________

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.

                                            /s/ Anthony J. Walton
______________________________              ___________________________________
Witness                                     Anthony J. Walton, Trustee

Print Name: _____________________

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of May 2005.

/s/ Jennifer H. Orban                       /s/ David V. Shields
______________________________              ___________________________________
Witness                                     David V. Shields, Trustee

Print Name: Jennifer H. Orban

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of May 2005.

/s/ Sarah M. Hunt                   /s/ Joseph V. Shields, Jr.
______________________________      ___________________________________
Witness                             Joseph V. Shields, Jr., Trustee and Chairman

Print Name: Sarah M. Hunt

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of May 2005.

/s/ Joseph V. Shields, Jr.                  /s/ Joseph A. Zock
______________________________              ___________________________________
Witness                                     Joseph A. Zock, President

Print Name: Joseph V. Shields, Jr.

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of May 2005.

/s/ Joseph A. Zock                  /s/ Sarah M. Hunt
______________________________      ___________________________________
Witness                             Sarah M. Hunt, Vice President

Print Name: Joseph A. Zock